UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                               September 27, 2007
                      -------------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Wisconsin                001-13615               22-2423556
------------------------------  -----------------  -----------------------------
 (State or other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)           File No.)           Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 829-6200
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     Spectrum Brands, Inc. (the "Company") announced that on September 27, 2007 it entered into a definitive agreement to sell all of the assets of the Canadian division of its Home & Garden business segment. The transaction is anticipated to close by October 31, 2007, subject to certain regulatory approvals. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                           Forward-Looking Statements

     This Current Report on Form 8-K contains forward-looking statements, which are based on the Company's current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the closing of the transaction. The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

       99.1    Press Release dated September 28, 2007 issued by Spectrum Brands,
               Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  Date: September 28, 2007                 SPECTRUM BRANDS, INC.



                                           By:  /s/ John T. Wilson
                                               ---------------------------------
                                               Name:  John T. Wilson
                                               Title: Vice President, Secretary
                                                      and General Counsel

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------
99.1             Press Release dated September 28, 2007 issued by Spectrum
                 Brands, Inc.